UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-03877

Exact name of registrant
  as specified in charger:                Z Seven Fund, Inc.
Address of principal
  executive offices:                      1819 South Dobson Road, Suite 207
                                          Mesa, Arizona 85202-5656

Name and address of agent for service:    Thomas R. Westle, Esq.
                                          Blank Rome LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, New York 10174

Registrant's telephone                    480-820-7482
number,including area code:

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30, 2009



Item #1.  Reports to Stockholders.

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2009 SIX-MONTH RESULTS

In the six months ended June 30, 2009, our NAV decreased 15.56% versus a 3.16% increase in the S&P 500 during the same time period. As a reminder, last year's first half NAV likewise declined but rebounded smartly in the last half of 2008.

2009 SECOND QUARTER RESULTS

Our NAV decreased 7.7% from $5.33 at March 31, 2009 to $4.92 at June 30, 2009. Last year's 2nd quarter NAV declined over 5% but rebounded in the following quarter, during one of the most difficult quarters in stock market history.

As a new update, the S&P has been up 12.88% thus far in the third quarter, from June 30, 2009 through September 9, 2009, while, like last year, our NAV has started the 3rd quarter and 2nd half strong, up more than 8% to $5.32 at September 9, 2009 (9-9-09).

OUTLOOK

It is my opinion that the worst for the stock market may not be over yet. As outlined in our 2002 annual report and placed in historical perspective, I then believed we would have a cyclical bull market that would last a few years into 2005 and possibly even 2006, but would then ultimately give way to the likelihood of a greater secular bear market.

Well, it had stretched longer (into 2007) than originally expected but, with all-time record low mutual fund cash, now again, of 3.9% of assets, there is little potential demand from this important source.

We have prepared well thus far for what I believe to be only the beginning of a potentially very long and very deep bear market. After the current rally, should the secular bear market resume, as I believe it shall, market indices, which may later fool people by extending their string of new recovery highs, possibly throughout the remainder of the year, or even into early 2010, have the potential to resume last year's decline through the remainder of the decade or even into 2011, and may ultimately drop below the March 2009 lows. We shall be eagerly searching, as always, for new investment opportunities which meet our stringent 7 Criteria for Stock Selection, looking forward to making investments which our criteria help to guard us against numerous risk factors, while having the potential to be unusually profitable over the long term.

Sincerely,

Barry Ziskin
September 9, 2009

GENERAL INFORMATION

THE FUND

Z-Seven Fund, Inc. is a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1, 2007, the Fund converted to an open ended investment company. Prior to August 1, 2007, the Fund was a closed-end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion, the Fund was registered as a closed-end management investment company.

The Fund's investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

The Fund is managed by TOP Fund Management, Inc., (the "Adviser") whose president is Barry Ziskin.



Z-SEVEN FUND PRIVACY NOTICE

Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

Information we receive from you on account applications, information forms, and other shareholder interactions;

Information about your transactions with us, our affiliates, or others; and

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

BOARD OF DIRECTORS

Anthony Hertl
Lydia Moore
William Poppe
Dr. Jeffrey Shuster
Rochelle Ziskin
Barry Ziskin

INVESTMENT ADVISER

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin
President/ Treasurer

Julia Gibbs
Corporate Secretary

David Jones
Chief Compliance Officer

CORPORATE OFFICE

1819 South Dobson Road
Suite 207
Mesa, AZ 85202
(480) 897-6214

Fax (480) 345-9227
E-mail: zseven@getnet.net

Z-SEVEN FUND, INC.

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within twelve months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
                                                        January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                   $ 841.03                    $ 28.76
Hypothetical (5% return before expenses)                              $ 1,000                   $ 993.50                    $ 31.14


* - Expenses are equal to the Fund's annualized expense ratio of 6.30% multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.


                               Z-SEVEN FUND, INC.
                   COMMON STOCK PORTFOLIO HOLDINGS BY SECTOR,
          AS PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]
Biotechnology                           5.83%
Computer Services                       10.17%
Confection                              11.34%
Information & Research Services         13.44%
Investment Managers                     13.03%
Manufacturing                           1.35%
Miscellaneous                           4.74%
Pharmaceuticals                         12.52%
Specialty Chemicals                     9.59%
Veterinary Products                     10.13%
Options                                 8.80%

                   Schedule of InvestmentsZ-SEVEN FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2009
                                  (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              92.14%

                BIOTECHNOLOGY                                                                               5.83%
    4,365       Techne Corp.                                                                                              $ 278,531
                                                                                                                     --------------

                COMPUTER SERVICES                                                                          10.17%
   18,200       Cognizant Techology Solutions Corp.*                                                                        485,940
                                                                                                                     --------------

                CONFECTION                                                                                 11.34%
     290        Lindt  Sprungli AG                                                                                          541,807
                                                                                                                     --------------

                INFORMATION  RESEARCH SERVICES                                                             13.44%
    4,900       FactSet Research, Inc.                                                                                      244,363
    9,100       Forrester Research, Inc.*                                                                                   223,405
   53,000       RPS Group PLC                                                                                               174,609
                                                                                                                     --------------
                                                                                                                            642,377
                                                                                                                     --------------

                INVESTMENT MANAGERS                                                                        13.03%
   46,143       Rathbone Brothers PLC                                                                                       622,497
                                                                                                                     --------------

                MANUFACTURING                                                                               1.35%
    6,313       SKAKO Industries A/S*                                                                                        64,813
                                                                                                                     --------------

                MISCELLANEOUS                                                                               4.74%
   14,000       Sun Hydraulics Corp.                                                                                        226,380
                                                                                                                     --------------

                PHARMACEUTICALS                                                                            12.52%
    2,697       Novartis AG                                                                                                 109,315
   15,277       UCB SA                                                                                                      488,852
                                                                                                                     --------------
                                                                                                                            598,167
                                                                                                                     --------------

                SPECIALTY CHEMICALS                                                                         9.59%
    9,800       Balchem Corporation                                                                                         240,296
   23,518       United Guardian, Inc.                                                                                       218,247
                                                                                                                     --------------
                                                                                                                            458,543
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                VETERINARY PRODUCTS                                                                        10.13%
   32,200       PetMed Express, Inc.*                                                                                     $ 483,966
                                                                                                                     --------------

                TOTAL COMMON STOCKS (COST: $3,484,178)                                                                    4,403,021
                                                                                                                     --------------

                OPTIONS                                                                                     8.80%

  CONTRACTS
     210        Mini Nasdaq 100 Index Puts @$147.50, Expires July 2009                                                       55,650
     70         Mini Nasdaq 100 Index Puts @$150.00, Expires July 2009                                                       27,300
     35         Mini Nasdaq 100 Index Puts @$152.50, Expires July 2009                                                       19,250
     105        Mini Nasdaq 100 Index Puts @$160.00, Expires July 2009                                                      126,525
     98         Mini Russell 2000 Index Puts @$52.50, Expires July 2009                                                      19,600
     189        Mini Russell 2000 Index Puts @$60.00, Expires July 2009                                                     171,990
                                                                                                                     --------------

                TOTAL OPTIONS (COST: $530,176)                                                                              420,315
                                                                                                                     --------------

                TOTAL INVESTMENTS
                (Cost: $4,014,354)                                                                        100.94%       $ 4,823,336
                Other assets, net of liabilities                                                           -0.94%          (45,078)
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%       $ 4,778,258

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $4,014,354) (Note 1)                                                         $ 4,823,336
  Cash                                                                                                                        3,543
  Dividends receivable                                                                                                        1,260
  Tax reclaims receivable (identified cost of $101,994; net of reserve for uncollectible reclaims of $6,890)                110,627
  Receivable for securities sold                                                                                            232,803
  Prepaid expenses                                                                                                            7,652
                                                                                                                     --------------
TOTAL ASSETS                                                                                                              5,179,221
                                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                          196,609
  Unrealized loss on forward foreign exchange contracts                                                                     157,873
  Accrued 12b-1 fees                                                                                                              2
  Accrued performance bonus                                                                                                   6,305
  Accrued professional fees                                                                                                  24,286
  Accrued director fees                                                                                                       2,501
  Accrued other                                                                                                              13,387
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                           400,963
                                                                                                                     --------------

NET ASSETS                                                                                                              $ 4,778,258
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 972,125 $1 par value shares of beneficial interest outstanding; 7,700,700 shares        $ 8,042,964
    authorized
  Accumulated net investment income (loss)                                                                                 (92,216)
  Accumulated net realized gain (loss) on investments                                                                   (3,832,232)
  Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign            659,742
    currencies                                                                                                       --------------
                                                                                                                        $ 4,778,258
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
  ($4,778,258 / 972,125 shares outstanding)                                                                                  $ 4.92
                                                                                                                     ==============


See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (net of foreign tax withheld of $9,513)                                                                         $ 60,662
  Interest                                                                                                                      375
  Foreign tax reclaims                                                                                                        9,513
                                                                                                                     --------------
Total investment income                                                                                                    $ 70,550
                                                                                                                     --------------

EXPENSES
  Investment advisory fees (Note 2)                                                                                          32,302
  Investment advisory performance bonus                                                                                      18,065
  12b-1 fees (Note 2)                                                                                                         6,460
  Recordkeeping and administrative services                                                                                  23,310
  Accounting fees                                                                                                            12,397
  Custody fees                                                                                                                1,272
  Transfer agent fees                                                                                                         9,385
  Professional fees                                                                                                          42,501
  Filing and registration fees                                                                                                2,456
  Directors fees                                                                                                              7,251
  Compliance fees                                                                                                            17,852
  Shareholder services and reports                                                                                            9,918
  Other                                                                                                                      11,899
                                                                                                                     --------------
Total expenses                                                                                                              195,068
Management fee waiver (Note 2)                                                                                             (32,302)
                                                                                                                     --------------
Net expenses                                                                                                                162,766
                                                                                                                     --------------
Net investment income (loss)                                                                                               (92,216)
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on investments                                                                                 (402,462)
  Net realized gain (loss) on translations of assets and liabilities in foreign currencies                                  164,817
  Net increase (decrease) in unrealized appreciation (depreciation) of investments                                        (360,229)
  Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities in           (239,699)
    foreign currencies                                                                                               --------------

  Net realized and unrealized gain (loss)                                                                                 (837,573)
                                                                                                                     --------------

                                                                                                                        $ (929,789)
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============



See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED JUNE     YEAR ENDED
                                                                                         30, 2009 (UNAUDITED)   DECEMBER 31, 2008
                                                                                           -------------------  -------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                      $ (92,216)          $ (144,617)
  Net realized gain (loss) on investments and translation of assets and liabilities in               (237,645)            1,782,117
    foreign currencies
  In-kind redemptions                                                                                        -              415,435
  Net increase (decrease) in unrealized appreciation (depreciation) of investments and               (599,928)          (2,439,511)
    translation of assets and liabilities in foreign currencies                            -------------------  -------------------
  Increase (decrease) in net assets from operations                                                  (929,789)            (386,576)
                                                                                           -------------------  -------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold                                                                                           44,892               42,749
  Distributions reinvested                                                                                   -                    -
  Shares redeemed                                                                                    (189,764)          (2,252,900)
                                                                                           -------------------  -------------------
  Increase (decrease) in net assets from capital stock transactions                                  (144,872)          (2,210,151)
                                                                                           -------------------  -------------------

NET ASSETS
  Increase (decrease) during period                                                                (1,074,661)          (2,596,727)
  Beginning of period                                                                                5,852,919            8,449,646
                                                                                           -------------------  -------------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF ($92,216) AND $ -           $ 4,778,258          $ 5,852,919
    , RESPECTIVELY)                                                                        ===================  ===================






See Notes to Financial Statements


Z-SEVEN FUND, INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              JUNE 30, 2009
                                              (UNAUDITED)(1)        2008(1)            2007*              2006             2005
                                             ----------------    --------------    --------------    ---------------    -----------

NET ASSET VALUE, BEGINNING OF PERIOD             $ 5.85              $ 6.03            $ 6.42             $ 5.85             $ 5.57
INVESTMENT ACTIVITIES
  Net investment income (loss)                   (0.10)              (0.08)            (0.06)               0.05               0.05
  Net realized and unrealized gain               (0.83)              (0.11)            (0.35)               0.57               0.22
    (loss) on investments                    ----------          ----------        ----------        -----------        -----------
                                                 (0.93)              (0.19)            (0.41)               0.62               0.27
  TOTAL FROM INVESTMENT ACTIVITIES           ----------          ----------        ----------        -----------        -----------
DISTRIBUTIONS
  Net investment income                               -                   -            (0.01)             (0.05)             (0.06)
  Impact of treasury stock repurchases                -                   -                 -                  -               0.07
                                                      -                   -            (0.01)             (0.05)               0.01
  TOTAL DISTRIBUTIONS                        ----------          ----------        ----------        -----------        -----------
PAID-IN CAPITAL FROM REDEMPTION FEES                  -                0.01              0.03                  -                  -
  (NOTE 2)                                   ----------          ----------        ----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD                   $ 4.92              $ 5.85            $ 6.03             $ 6.42             $ 5.85
                                             ==========          ==========        ==========        ===========        ===========

TOTAL RETURN                                     15.90%             (2.99%)           (5.99%)             10.55%              6.02%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
Expenses before performance bonus/                5.60%**             4.13%             3.40%              3.00%              3.40%
  penalty(B)
  Expenses (B)                                    6.30%**             4.44%             3.30%              3.00%              3.40%
  Net investment income (loss)                  (3.57%)**           (2.11%)           (1.10%)              0.90%              0.90%
Portfolio turnover rate                           3.74%              32.82%            14.30%              0.00%              0.00%
Net assets, end of period (000's)               $ 4,778             $ 5,853           $ 8,450           $ 11,863           $ 10,805
* On August 1, 2007 the Fund converted
from a closed end investment company to
an open-end investment company (see
Note 1).
** Annualized
(1) Per share amounts calculated using
the average share method.
(A)Fee waivers and reimbursements
reduced the expense ratio and increased
net investment income ratio by 1.25% for
the six months ended June 30, 2009 and
the year ended December 31, 2008.
(B) Expense ratio reflects expenses
gross of offset arrangements and waivers
for the years ended December 31, 2003
through December 31, 2007. In the fiscal
years ending December 31, 2004 and 2005,
the expense ratios include open-ending
costs of 0.48% and 0.44% respectively.
Z-SEVEN FUND, INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE YEAR ENDED
                                                                                                                  DECEMBER 31,
                                                                                                             ----------------------
                                                                                                                         2005
                                                                                                                    ---------------
2004
 -------------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                                     $ 4.96
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                           (0.08)
  Net realized and unrealized gain (loss) on investments                                                                   0.69
                                                                                                                    -----------
                                                                                                                           0.61
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                  -----------
DISTRIBUTIONS
  Net investment income                                                                                                       -
  Impact of treasury stock repurchases                                                                                        -
                                                                                                                              -
  TOTAL DISTRIBUTIONS                                                                                               -----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 2)                                                                                 -
                                                                                                                    -----------
NET ASSET VALUE, END OF PERIOD                                                                                           $ 5.57
                                                                                                                    ===========

TOTAL RETURN                                                                                                             12.30%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
Expenses before performance bonus/ penalty(B)                                                                             3.80%
  Expenses (B)                                                                                                            3.80%
  Net investment income (loss)                                                                                          (1.60%)
Portfolio turnover rate                                                                                                   0.00%
Net assets, end of period (000's)                                                                                      $ 10,430
* On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).
** Annualized
(1) Per share amounts calculated using the average share method.
(A)Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the six months ended June 30, 2009 and the year ended December 31, 2008.
(B) Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended
December 31, 2003 through December 31, 2007. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44% respectively.


See Notes to Financial Statements

Z-SEVEN FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the "Fund"), is registered under the Investment Company of Act of 1940, as amended, ("1940 Act"), as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1, 2007 the Fund converted to an open ended investment company. Prior to August 1, 2007 the Fund was a closed end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion the Fund was registered as a closed-end management investment company.

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued. The Fund invests at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     In April 2009, FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4" or the "Position"). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                         LEVEL 1                                   LEVEL 2                                LEVEL 3
                   QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS             TOTAL
                   -------------       -----------------------------------        -------------------------------       -----------

Common
Stocks:
  Domestic           $ 2,401,128                                       $ -                                    $ -       $ 2,401,128
  Foreign                      -                                 2,001,893                                      -         2,001,893
Options                  318,115                                   102,200                                      -           420,315
                   -------------       -----------------------------------        -------------------------------       -----------
                     $ 2,719,243                               $ 2,104,093                                    $ -       $ 4,823,336
                   =============       ===================================        ===============================       ===========


     Refer to the Fund's Schedule of Investments for a listing of the securities by security type and industry.

     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" ("FIN 48") on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonable possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There are no reclassifications at June 30, 2009.

FOREIGN CURRENCY CONTRACTS

     The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.
S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

RESERVE FOR UNCOLLECTIBLE TAX RECLAIMS

     The Fund provides a reserve for uncollectible tax reclaims for reclaim receivables outstanding beyond the respective country's statute of limitations.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT, PERFORMANCE BONUS/PENALTIES AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, TOP Fund Management, provides investment advisory services and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor for an annual fee of 1.25% of the average daily net assets of the Fund. TOP has agreed to waive its fees and reimburse the Fund for expenses in order to limit the Fund's operating expenses to 3.5% of average daily net assets up to $20,000,000 plus 1.50% of the average daily net assets in excess of $20,000,000. The Advisor shall reimburse the Fund for any such expenses up to the aggregate amount of the advisory fees paid to it in respect of such fiscal year or, if all fees paid in respect thereof have been so reimbursed, shall credit such excess expenses against any fees payable to it pursuant to the Agreement. For the six months ended June 30, 2009, TOP earned and waived $32,302 in advisory fees.

     In addition to the advisory fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/ penalty performance arrangement uses the SP 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty adjustment is based on the Fund's performance over the most recent four calendar quarters and is evaluated and paid on a quarterly basis. The bonus/penalty will not exceed 2.5% of the Fund's average daily net assets in the calendar quarter. The performance penalty can exceed the advisory fees. The bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the SP 500 Index percentage change during the same period of time by more than 10% and ranges from .3% to a maximum of 3% of that excess. For the six months ended June 30, 2009, the Advisor earned $18,065 in performance bonuses.

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

     At June 30, 2009, Barry Ziskin, an officer and director of the Fund, owned 365,497 shares of the Fund's capital stock, which represents 37.60% of the total Fund shares. He is also an officer and director of the Advisor.
     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Adviser may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agreements with the Fund or the Adviser. The Fund or the Adviser may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average daily net assets. For the six months ended June 30, 2009, there were $6,460 of 12b-1 fees incurred.

     Certain officers of the Fund are also officers of the Fund's distributor, First Dominion Capital Corporation.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2009 aggregated $181,802 and $1,494,769, respectively.

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the six months ended June 30, 2009 were $11,640,362 and $10,511,440, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     For the six months ended June 30, 2009 and the year ended December 31, 2008, no distributions were paid.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund shares were:


                                                                           Six months ended                   Year ended
                                                                      June 30, 2009 (unaudited)            December 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                  7,025        $ 44,892            7,356        $ 42,749
Shares redeemed (a)                                                       (35,487)       (189,764)        (407,058)     (2,252,900)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                   (28,462)     $ (144,872)        (399,702)   $ (2,210,151)
                                                                    ==============  ==============   ==============  ==============


     (a)Net of redemption fees of $63 for the six months ended June 30, 2009 and $5,970 for the year ended December 31, 2008.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. At June 30, 2009, the Fund had the following open forward currency contracts:

                                                                                                                    Unrealized Gain
Currency                                                             U.S. $ Amount        Currency      Settle Date          (Loss)
-----------------------------------------------------------------   --------------  --------------   --------------  --------------

BUYS:

British Pound                                                          $ 1,217,460         860,000         03/02/10       $ 197,240
Euro                                                                       603,692         460,000         03/02/10          41,182
Swiss Franc                                                                518,719         600,000         03/02/10          33,361

SELLS:

British Pound                                                            2,045,652       1,420,000         03/02/10     $ (290,248)
Euro                                                                     1,228,902         940,000         03/02/10        (88,884)
Swiss Franc                                                              1,016,830       1,160,000         03/02/10        (50,524)
                                                                                                                     --------------
                                                                                                                        $ (157,873)
                                                                                                                     ==============


NOTE 7 - DERIVATIVE INSTRUMENTS

     During the six months ended June 30, 2009, the Fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

     Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates:
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities: (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

     The Fund values its derivatives at fair value, as described below and in
Note 1, and recognizes changes in fair value currently in its results of operations. Accordingly, the Fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges.

     As of June 30, 2009, the Fund held equity derivatives with a fair value of $420,315, included in Options on the accompanying Schedule of Investments.

     Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

NET REALIZED GAIN (LOSS) ON INVESTMENTS
 ------------------------------------------------------------------------------------------------------------------

  Options                                                                                                                $(769,707)
                                                                                                                     ==============
NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
 ------------------------------------------------------------------------------------------------------------------
  Options                                                                                                                $(109,862)
                                                                                                                     ==============


     Covered call options, such as those written by the Fund, may enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund's losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times. Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates. For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the "Tax Status, Dividends and Distributions" section of the Prospectus.

NOTE 8 - SUBSEQUENT EVENTS

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

Z-SEVEN FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Fund (the "Board") held on February 13, 2009 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), approved the continuance of the investment advisory agreement (the "Advisory Agreement") between the Fund and TOP Fund Management, Inc. (the "Adviser").
Pursuant to Section 15(c) of the 1940 Act, the Advisory Agreement must annually be reviewed and approved for continuance: (i) by the vote of a majority of the Board or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to continue the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to continue the Advisory Agreement for an additional year. In approving the continuance of the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the

Adviser in managing the Fund. Additionally, a representative from the Adviser joined the Meeting to answer questions posed by the Board and provided the Board with a presentation regarding the Adviser's organization, assets under management and profitability. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Adviser's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed the Adviser's financial condition with the Adviser representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and, while higher than the majority of funds in its peer group, was consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of the Fund and appeared reasonable in light of the services rendered. The Board also considered the Adviser's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

INVESTMENT ADVISER:

TOP Fund Management, Inc.
1819 South Dobson Road
Suite 207
Mesa, Arizona 85202

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Z-Seven Fund, Inc.'s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                               Z-SEVEN FUND, INC.


               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable when filing a semi-annual report to shareholders.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Z Seven Fund, Inc.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Executive Officer

Date: September 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Financial Officer

Date: September 9, 2009